SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Simulations Plus, Inc.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held February 24, 2015

The Annual Meeting of Shareholders (“Meeting”) of Simulations Plus, Inc. (the “Company”), a California corporation, will be held on February 24, 2015, at 2:00 p.m., Pacific Time, at 42505 10th Street West, Lancaster, California 93534, for the following purposes:

1. To elect five (5) individuals to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation, or removal.

2. To ratify the appointment of Rose, Snyder, and Jacobs LLP as the independent registered public accounting firm for the Company for the fiscal year ended August 31, 2015.

3. To consider and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 31, 2014, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by the shareholders at the Company’s principal office, 42505 10th Street West, Lancaster, California 93534, for a period of 10 days prior to the Meeting and at the Meeting itself.

Shares can be voted at the Meeting only if the holder thereof is present in person or represented by a proxy. To ensure that your shares are represented at the Meeting, we urge you to vote your shares promptly by either completing, signing and returning the accompanying proxy card in the accompanying envelope or voting online at www.proxyvote.com. We encourage you to do so even if you plan to attend the Meeting in person. The prompt voting of your shares, regardless of the number of you hold, will aid the Company in reducing the expense of additional proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 24, 2015. This notice of meeting, the accompanying proxy statement and our annual report to shareholders, which includes our Annual Report on Form 10-K for the year ended August 31, 2014, will be available at www.proxyvote.com and are available on our website www.simulations-plus.com

By Order of the Board of Directors

/s/ Virginia Woltosz

Virginia Woltosz

Secretary

Lancaster, California

December 29, 2014

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

Why am I receiving these materials?	1
What am I voting on?	1
Who can vote at the annual meeting?	1
Am I a shareholder of record for purpose of the annual meeting?	1
What if my shares are held in an account at a brokerage firm, bank or dealer?	1
How Do I vote?	1
If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?	2
How are votes counted?	2
How many votes are needed to approve each proposal?	3
How many votes do I have?	3
What is the quorum requirement?	3
What does it mean if I receive more than one proxy card?	3
What if I return a proxy card but do not make specific choices?	4
Can I change my vote after submitting my proxy?	4
How can I find out the results of the voting at the annual meeting?	4
Who is paying for this proxy solicitation?	4

PROPOSAL No. 1: ELECTION OF DIRECTORS	5
Nomination of Directors	5
Information Concerning Directors	6
Board Recommendation	7

PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8
Background	8
Independent Registered Public Accounting Firm Fee Information	8
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm	9
Board Recommendation	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
Security Ownership	10
Section 16(a) Beneficial Ownership Reporting Compliance	11

BOARD MATTERS AND CORPORATE GOVERNANCE	12
Information Regarding the Board and Its Committees	12
Board Leadership Structure	13
Board’s Role in Risk Management	14
Director Compensation	14
Shareholder Communications with the Board	15
Certain Relationships and Related Transactions	15
Interest of Certain Persons in Matters to be Acted Upon	15

EXECUTIVE COMPENSATION AND OTHER INFORMATION	16
Compensation Discussion and Analysis	16
Determining Compensation	16
Employment and Other Compensation Agreements	16
Risk Assessment	17
Executive Officers	17
Summary Compensation Table	18
Outstanding Equity Awards at Fiscal Year-End 2014	19
Grants of Plan-Based Awards	20
Option Exercised and Stock Vested	20
Equity Compensation Plan Information	21

HOUSEHOLDING INFORMATION	22

SHAREHOLDER COMMUNICATIONS	22
SHAREHOLDER PROPOSALS	22

OTHER MATTERS	22

Simulations Plus, Inc.

42505 10th Street West

Lancaster, CA 93534

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 24, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Simulations Plus, Inc. (“we”, “us”, “our”, “Simulations Plus” or the “Company”) is making proxy materials, including this proxy statement (“Proxy Statement”) and the related proxy card, available to its shareholders via the Internet because its Board of Directors (the “Board”) is soliciting proxies to vote at the annual meeting of shareholders (“Meeting”) to be held on February 24, 2015, at 2:00 p.m. Pacific Time, at the Company’s principal executive offices located at 42505 10th Street West, Lancaster, California 93534.

What am I voting on?

There are two matters scheduled for a vote at the Meeting:

Proposal No. 1 – To elect five (5) individuals to the Board to serve until the next meeting of shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

Proposal No. 2 – To ratify the appointment of Rose, Snyder, and Jacobs LLP (“RSJ”) as our independent registered public accounting firm for the fiscal year ending August 31, 2015.

Who can vote at the Meeting?

Only shareholders of record at the close of business on December 31, 2014, the record date for the Meeting, will be entitled to notice of and to vote at the Meeting. The Company’s common stock is its only class of voting securities. As of the record date there were 16,845,614 shares of the Company’s common stock issued and outstanding.

Am I a shareholder of record for purpose of the Meeting?

If, on December 31, 2014, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are the shareholder of record for purposes of the Meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on December 31, 2014, your shares were held in an account at a brokerage firm, bank or dealer (commonly referred to as being held in “street name”) and these proxy materials are being forwarded to you by the organization holding your account, the organization holding your account is considered the shareholder of record with respect to your shares for purposes of the Meeting and you are considered the beneficial owner of such shares. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

How do I vote?

With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may abstain from voting for any or all of the nominees. For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting altogether.

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Shareholders of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote your shares by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the enclosed proxy card and returning it in the postage-paid envelope provided. Additionally, you may vote your shares in person at the Meeting.

If you are voting your shares by proxy over the Internet, we request that you cast your vote by February 20, 2015, though you can cast your vote over the Internet until 11:59 P.M. Eastern Time the day before the Meeting. If you are voting your shares by returning a proxy card, we request that you return your completed proxy card to us by no later than February 12, 2015, though you can return your proxy card at any time before voting begins at the Meeting. Please note that you may still attend the Meeting and vote in person, even if you have already voted by proxy via either the Internet or mail.

Beneficial Owner: Shares Held in “Street Name”

If you are a beneficial owner of shares held in “street name,” you should have received instructions from the organization holding your shares that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the voting process of such organization. Alternatively, you may vote in person at the Meeting, however, in order to do so you must obtain a “legal” proxy from the organization holding your shares, and present it and proof of identification to the inspector of elections at the Meeting. Please contact the organization that holds your shares if you wish to obtain a “legal” proxy.

Regardless of how your shares are held and whether or not you plan to attend the Meeting, we encourage you to vote your shares via the Internet or by returning a proxy card to ensure that your vote is counted.

If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

If your shares are held in street name and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee may exercise its discretion to vote your shares only on “routine” matters. The election of directors is considered a non-routine matter. Consequently, without your voting instructions, your broker or other nominee cannot vote your shares on the election of directors. The proposal to ratify the appointment of RSJ as our independent registered public accounting firm is a routine matter. Therefore, your broker or other nominee will be able to vote on that proposal even if it does not receive voting instructions from you. If you do not provide voting instructions to your broker or other nominee on the election of directors, and your broker or other nominee votes your shares on the ratification of the appointment of RSJ as our independent registered public accounting firm, your shares will be considered “broker non-votes” as to the election of directors. A broker non-vote will not be considered shares voting or as votes cast with respect to the particular proposal. As a result, a broker non-vote will not have any effect on the outcome of the particular proposal.

How are votes counted?

Votes will be counted by the Company’s corporate secretary who will separately count “for” and “against” votes (other than with respect to the election of directors as to which there is no “against” vote), abstentions and “broker non-votes”.

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How many “for” votes are needed to approve each proposal?

Proposal No. 1: The election of directors will be decided by a plurality of votes cast. Accordingly, the five nominees receiving the highest number of “for” votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: The ratification of the selection of RSJ as our independent registered public accounting firm must receive a “for” vote from the holders of a majority of the shares of our common stock present and entitled to vote at the Meeting. Abstentions will have the same effect as “against” votes. Brokers and other nominees generally will have discretionary authority to vote on this proposal because it is considered a routine matter under NASDAQ rules and therefore we do not expect broker non-votes with respect to this proposal.

How many votes do I have?

Each shareholder of record as of December 31, 2014, is entitled to cast one vote for each share of our common stock held on each matter to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected, which is five (5), multiplied by the number of shares such shareholder is entitled to vote. This total number of votes may be cast for one nominee or may be distributed among as many nominees as the shareholder desires. Under California law, no shareholder can cumulate votes unless, prior to voting at the Meeting, such shareholder or any other shareholder entitled to vote has given notice of his or her intention to cumulate his or her votes at the Meeting. If any shareholder properly gives such notice, then all shareholders may cumulate their votes for the election of directors. Our Board does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event shares represented by proxies solicited by this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendation of our Board.

What is the quorum requirement?

A quorum of shareholders is necessary to hold the Meeting. A quorum will be present if at least a majority of the outstanding shares on the record date are present either in person or by proxy at the Meeting. On the record date, December 31, 2014, there were 16,845,614 shares outstanding and entitled to vote. Accordingly, 8,422,808 shares must be present either in person or by proxy at the Meeting in order to establish a quorum at the Meeting.

If you submit a valid proxy (by Internet or mail), regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Meeting for purposes of determining a quorum. Broker non-votes will also be counted as present at the Meeting for purposes of determining a quorum. If there is no quorum, a majority of the shares present either in person or by proxy at the Meeting may adjourn the Meeting to another date.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted at the Meeting.

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What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “for” the election of the nominees for director described herein and “for” the ratification of RSJ as our independent registered public accounting firm. If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the Meeting. You may revoke your proxy in one of three ways:

•	By delivering to our corporate secretary (c/o Virginia Woltosz, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a duly executed proxy bearing a date later than the date of the proxy you wish to revoke. Such later-dated proxy must be delivered before voting begins at the Meeting.

•	By delivering to our corporate secretary (c/o Virginia Woltosz, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a written notice of revocation dated later than the date of the proxy you wish to revoke. Such written notice of revocation must be delivered before voting begins at the Meeting.

•	By attending the Meeting and voting in person. Bear in mind that simply attending the Meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote in person at the Meeting, you must obtain a “legal” proxy from the organization holding your shares and present it to the inspector of elections, along with proof of identification, at the Meeting.

Following the commencement of voting with respect to a proposal, you may not revoke your proxy or otherwise change your vote with respect to such proposal.

How can I find out the results of the voting at the Meeting?

Preliminary voting results are expected to be announced at the Meeting. We will report final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four (4) business days after the Meeting.

Who is paying for this proxy solicitation?

We are soliciting proxies from our shareholders on behalf of our Board and will pay for all costs incurred in connection with such solicitation. In addition to soliciting proxies by this proxy statement, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

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PROPOSAL No. 1: ELECTION OF DIRECTORS

Nomination of Directors

The Governance and Nominating Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)	The appropriate size of the Board;
(2)	The Company’s needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its shareholders’ best interests. The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under NASDAQ listing standards. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection.  The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network of contacts to compile a list of candidates.

We do not have a formal policy concerning shareholder recommendations of nominees for director to the Nominating Committee. The absence of such a policy does not mean, however, that such recommendations will not be considered. To date, we have not received any recommendations from shareholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. Shareholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Simulations Plus, Inc., 42505 10th Street West, Lancaster, CA 93534, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understanding between any of our directors, nominees for directors or officers and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable.

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Information Concerning Directors

NAME	AGE	POSITION WITH THE COMPANY	ELECTED DIRECTOR SINCE

Walter S. Woltosz	68	Chairman of the Board and Chief Executive Officer of the Company	1996
Dr. Thaddeus H. Grasela*	60	Director and President of the Company	2014
Dr. David Z. D’Argenio	64	Director	1997
Dr. David L. Ralph	67	Director	2012
Dr. John K Paglia**	47	Director	2014

*	Dr. Grasela was appointed President of the Company and to the Board on September 2, 2014. He filled the vacancy on the Board created by the resignation of Virginia E. Woltosz that same day. Ms. Woltosz continues to be the Secretary and Treasurer of the Company.
**	Dr. Paglia was appointed to the Board on December 3, 2014. He filled the vacancy on the Board created by the resignation of Harold W. Rosenberger that same day.

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer and as Chairman of the Board since its incorporation in July 1996. He also served as President of the Company until Dr. Grasela was appointed to that office on September 2, 2014. Mr. Woltosz is the husband of Mrs. Woltosz, the Company’s Treasurer and Corporate Secretary, and a former director. Mr. Woltosz ‘s knowledge of the industry and his 18 years of experience running Simulations Plus makes him a qualified candidate for the Board.

THADDEUS GRASELA has been President of the Company since the Company acquired Cognigen Corporation on September 2, 2014. He was the founder, President and Chief Executive Officer of Cognigen for 22 years prior to the acquisition, and continues to serve as its President. Dr. Grasela has had extensive experience in the strategic oversight of scientific consulting projects, promoting new revenue generation, managing profitability, and overseeing the growth of the organization. He is a Fellow of the American Association of Pharmaceutical Scientists and Adjunct Professor in the Department of Pharmaceutical Sciences at the State University of New York at Buffalo. He received his PharmD in 1979 from the Philadelphia College of Pharmacy and Science and his doctorate in Epidemiology from the University at Buffalo in 1999. Dr. Grasela’s knowledge of the Pharma industry and his experience running Cognigen Corporation makes him a qualified candidate for the Board.

DR. DAVID Z. D’ARGENIO has served as a director of the Company since June 1997. He is currently Professor of Biomedical Engineering at the University of Southern California (“USC”), and has been on the faculty at USC since 1979. He has also served since 1985 as the Co-Director of the Biomedical Simulations Resource Project at USC, a project funded by the National Institutes of Health since 1985. Dr. D’Argenio’s pharmaceutical research experience makes him a qualified candidate for the Board.

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DR. DAVID L. RALPH has served as a director of the Company since March 2012. He is currently a Professor of Marketing at Pepperdine University, and has been on the faculty since 1968. He is a member of the 2020 Strategic Planning Committee and the Marketing Task Force and chairs the Curriculum Committee for The Graziadio School of Business and Management at Pepperdine University. Dr. Ralph serves as the Chair of the Fully Employed MBA Program Administrative Committee and as a member of the University Academic Council at Pepperdine University. He has consulted with key executives in a wide range of industries on marketing their companies. He also acted as President and Chief Executive Officer of Antelope Valley Christian School from 1986 to 2005. He has served as the Associate Dean of The Graziadio School of Business and Management at Pepperdine University and the Chair of the Marketing, Economics, and Quant Department. His business experience, knowledge of business operations, and marketing skills qualify him as a candidate for the Board.

DR. JOHN K. PAGLIA was appointed as a director of the Company as of December 3, 2014. Dr. Paglia holds a Ph.D. in finance, an MBA, a B.S. in finance, and is a Certified Public Accountant and Chartered Financial Analyst. He is currently Associate Dean at the Graziadio School of Business and Management at Pepperdine University, Dr. Paglia leads the design and delivery of evening and weekend business degree programs for working professionals, as well as oversees student recruitment for these programs and the school-wide marketing, communications, and public relations functions. He founded the award-winning Pepperdine Private Capital Markets Project. From 2003 to 2009, Dr. Paglia was the managing director of Paglia Consulting Group, LLC, a business valuation, financial consulting and litigation support firm. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a candidate for the Board.

Board Recommendation

The Board recommends that you vote all of your shares “for” the election to the Board of the nominees described in this Proposal No. 1.

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PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee of the Board has selected Rose, Snyder, and Jacobs, LLP (RSJ) as our independent registered public accounting firm for the fiscal year ending August 31, 2015, and has further directed us to submit the selection of RSJ as our independent registered public accounting firm for ratification by the shareholders at the Meeting. Neither our governing documents nor any applicable laws require shareholder ratification of the selection of RSJ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of RSJ to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain RSJ. Even if the selection is ratified however, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders.

Representatives of RSJ are not expected to be present at the Meeting. Accordingly, RSJ will not have an opportunity to make a statement or be available to respond to questions at the Meeting.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by RSJ for the services indicated for each of the last two fiscal years:

	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
Audit Fees (1)	$65,245	$59,570
Audit-Related Fees	–	–
Tax Fees (2)	2,800	–
All Other Fees (3)	13,890	–
Total Fees	$81,935	$59,570

(1)	Includes fees for (i) the audit of our annual financial statements for the fiscal years ended August 31, 2014 and 2013, included in our Annual Reports on Form 10-K, (ii) the review of our interim period financial statements for fiscal years 2014 and 2013 included in our Quarterly Reports on Form 10-Q, and (iii) related services that are normally provided in connection with regulatory filings or engagements.
(2)	Represents the aggregate fees billed for tax compliance.
(3)	These fees represent billing related to accounting associated with the acquisition of Cognigen Corporation and the accounting for the Company’s May 2014 agreement with TSRL, Inc.

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Audit Committee Policy Regarding Preapproval of Audit and Permissible Non-audit Services of Our Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures for the preapproval of all audit and non-audit services to be rendered by our independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally preapproves specified services in defined categories up to specified amounts. Preapproval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the preapproval of services to the chairman of the Audit Committee who is required to report each preapproval to the full Audit Committee no later than its next meeting. All of the Audit Fees and Audit-Related Fees set forth in the table above were approved by the Audit Committee. The Audit Committee has approved RSJ to perform tax services for the Company for the year ended August 31, 2014 and 2015.

Board Recommendation

The Board recommends a vote “for” the ratification of the selection by the Audit Committee of RSJ as our independent registered public accounting firm for the fiscal year ended August 31, 2015.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 22, 2014, regarding the beneficial ownership of our common stock by (a) each person known to the Company to own beneficially more than 5% of our common stock, (b) each of our directors and director nominees, (c) each of our Named Executive Officers (as defined below), and (d) all of our current directors and executive officers as a group. Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with SEC by or on behalf of the shareholders listed below.

The percent of class is calculated based on 16,845,614 shares of our common stock (net of treasury shares) outstanding as of December 22, 2014. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and for such persons includes shares of our common stock issuable to such persons pursuant to the exercise of stock options, warrants or other securities that are exercisable or convertible into shares of our common stock within 60 days of December 22, 2014.

Beneficial owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Walter S. Woltosz (3)	6,144,909	36.07%
Dr. Thaddeus H. Grasela (4)	319,254	1.87%
John R. Kneisel	0	*
John DiBella (5)	47,200	*
Dr. David Z. D’Argenio (6)	58,612	*
Harold W. Rosenberger (7)	19,400	*
Dr. David L. Ralph (8)	2,000	*
Dr. John Paglia	0	*

All directors and executive officers as a group	6,591,375	38.69%

* Less than 1%

Non directors and officers: In November 2013 Momoko A. Beran resigned her position of as CFO of the company, at December 22, 2014 she holds 363,381 shares of common stock representing 2.13% of the outstanding class. Up to the time of her resignation she was a named officer of the company.

(1)	Unless otherwise indicated in the footnotes to the table, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
(2)	The address of each director and executive officer is c/o the Company, 42505 10th Street West, Lancaster, California 93534-7059.
(3)	Consists of 5,998,909 shares of common stock and 146,000 shares of common stock underlying an option exercisable within the 60 days of December 22, 2014. The common shares are held jointly with Ms. Virginia Woltosz.
(4)	Consists of 319,254 shares of common stock.
(5)	Consists of 22,200 shares of common stock and 15,000 shares of common stock underlying an option exercisable within the 60 days of December 22, 2014.
(6)	Consists of 43,812 shares of common stock and 14,800 shares of common stock underlying an option exercisable within the 60 days of December 22, 2014.
(7)	Consists of 7,000 shares of common stock and 12,400 shares of common stock underlying an option exercisable within the 60 days of December 22, 2014.
(8)	Consists of 2,000 shares of common stock underlying an option exercisable within the 60 days of December 22, 2014.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that the Company’s directors and executive officers and beneficial holders of more than 10% of the Company’s common stock file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s equity securities.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended August 31, 2014, all Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners were timely met except the following: each of Mr. Woltosz and Mr. D’Argenio failed to file one Form 4 in a timely manner, but which was subsequently filed.

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BOARD MATTERS AND CORPORATE GOVERNANCE

Information Regarding the Board and Its Committees

The Board met eight times during the fiscal year ended August 31, 2014. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served that was held during the period for which he or she was a director or committee member, respectively.

The Board has three committees: Audit Committee, Compensation Committee, and Nominating Committee. The following table provides information for the current membership for each of the committees of the Board:

Name	Audit Committee		Compensation Committee		Nominating Committee
Dr. David D’Argenio	X		X	*	X
Dr. John K. Paglia**	X	*	X		X
Dr. David Ralph	X		X		X	*

__________

* Committee Chairperson

** On December 3, 2014, Dr. Paglia was appointed to each of the committees.

Below is a description of each committee of the Board. The Board has determined that each member of each committee, and each member of the Board, except for Mr. Woltosz and Dr. Grasela, is “independent” within the meaning of the applicable listing standards of the NASDAQ Stock Market, as well as applicable SEC rules and regulations and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(4) of the Exchange Act and bears direct responsibility for the appointment and termination, compensation, and oversight of the work of our independent registered public accounting firm, who reports directly to the Audit Committee. The Audit Committee operates pursuant to a charter that is available in the “Investors” section of our corporate website at www.simulations-plus.com, under “Investors – Shareholder Information”. The Audit Committee has received written disclosures and the letter from our independent registered public accounting firm pursuant to the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent accountant the independent accountant’s independence. The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. Audit Committee members periodically meet separately with our management and independent registered public accounting firm to discuss issues and concerns, and the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or audit matters, in a confidential manner.

The Board has determined that Dr. Paglia qualifies as an “audit committee financial expert” in accordance with applicable SEC rules and as “independent” under the applicable NASDAQ listing standards. The Audit Committee met two (2) times during the fiscal year ended August 31, 2014.

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In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2014 (the “2014 Form 10-K”). The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the 2014 Form 10-K.

Audit Committee
Harold W. Rosenberger (Chair)*
David D’Argenio
David Ralph

* Mr. Rosenberger is not currently on the Board. However, he served as the chairman of the Audit Committee and was on the Board through December 3, 2014.

Compensation Committee

The Compensation Committee administers our executive compensation program and is responsible for establishing, implementing and monitoring adherence to our philosophy with respect to executive compensation. The Compensation Committee is responsible to review and make recommendations regarding the compensation of our Chief Executive Officer as well as reviewing the compensation of other executive officers. The Compensation Committee serves as the administrative committee of the Company’s stock option plan and advises the Board on other incentive compensation plans and equity-based plans. The Compensation Committee has the sole authority to retain and terminate compensation consultants, independent legal counsel and other advisers and have sole authority to approve any such consultant’s and or advisor’s fees associated with their duties. The committee’s charter is available on the company’s website at www.simulations-plus.com.

The Compensation Committee met four times during the fiscal year ended August 31, 2014.

Nominating Committee

The Nominating Committee makes recommendations to the Board regarding candidates for election to the Board, as well as the composition and size of the Board and its committees and qualifications for membership. In connection with performing their duties, the members of the Nominating Committee are fully empowered to engage one or more search firms to identify potential director candidates. The Nominating Committee is also charged with recommending the appointment of new directors to our Board, committee structure and membership, director compensation, and chief executive officer succession planning.

The Nominating Committee provides instructions in each annual proxy statement regarding how shareholders can make director nominations. The Nominating Committee has never received a recommendation from a shareholder, but any such nomination, if received, would be considered on an equal basis with candidates identified by the Nominating Committee. The Nominating Committee has not used any third party to identify, evaluate, or assist in identifying and/or evaluating potential nominees and to date has not paid any fee to any third party for such services. The committee’s charter is available on the company’s website at www.simulations-plus.com.

The Nominating Committee met three times during the fiscal year ended August 31, 2014.

Board Leadership Structure

The Company’s CEO also serves as Chairman of the Board and the Company does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

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Board’s Role in Risk Management

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk, compensation practice risk, and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our Chief Executive Officer, President, and our Chief Financial Officer responsible for assessing and managing risks facing the Company day-to-day and other members of the Board providing oversight of such risk management.

Director Compensation

During fiscal year 2014, independent directors received annual stipends of $9,000 and an additional $5,000 per year of service on the Board to purchase shares of the Company’s common stock. In addition, the Company pays each independent director $1,500 per Board meeting. Mileage expense to attend those meetings is reimbursed at the Internal Revenue Service defined rate for business use, except for the independent directors who are local residents.

Compensation paid to independent directors during fiscal year 2013 was the same as above except that the annual stipend was $5,000 and the meeting fee was $1,000 per Board meeting.

The Company’s President and Chief Executive Officer, Mr. Woltosz, serves also as director and has a role in determining/recommending the amount or form of compensation for independent directors. Neither Mr. Woltosz nor Dr. Grasela, each of whom is also one of our executive officers, receives any compensation for their service as a directors.

Name of Director	Fiscal Year	Fees earned or paid in cash ($)	Option Awards ($)	All other compensation ($)		Total ($)
		(a)	(b) (e)	(c)
Dr. David Z. D’Argenio	2014	28,500	11,370	353	*	40,223
	2013	14,000	9,476	438	*	23,914

Harold W. Rosenberger (d)	2014	28,500	11,370	0		39,870
	2013	13,000	9,476	0		22,476

Dr. David L. Ralph (e)	2014	28,500	11,370	0		38,870
	2013	14,000	9,476	0		23,476

Virginia E. Woltosz (f)	2014			60,000	**	60,000
	2013			60,000	**	60,000

Dr. John K. Paglia (d)	2014			0		0

(a)	Represents annual stipend and per meeting fees described above.
(b)	Amount represents the stock-based compensation expense recorded by us measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option awards. The amounts disclosed in the “Option Awards” column are equal to the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 5 to the consolidated financial statements included in our 2014 Form 10-K

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(c)	* Represents reimbursement of mileage expense to attend Board meetings.
** 5% of the Company’s net income before bonuses and taxes, not exceeding $60,000, is paid to the Corporate Secretary, Virginia Woltosz, as an annual bonus as part of the terms of the sale of Words+ to the Company in 1996.

(d)	Mr. Rosenberger resigned from the Board as of December 3, 2014 and was replaced by Dr. Paglia as of that same day.
(e)	As of August 31, 2014, the aggregate number of shares subject to outstanding stock options held by each non-employee director was as follows: Dr. D’Argenio – 24,600; Mr. Rosenberger – 21,000; Dr. Ralph – 11,000; Mrs. Woltosz – 0; and Dr. Paglia – 0.
(f)	Mrs. Woltosz resigned from the Board on September 2, 2014.

Shareholder Communications with the Board

We have not adopted a formal process for shareholder communications with the Board. However, any shareholder comments and communications received by our Investor Relations personnel are forwarded to the Board or individual directors, as applicable, and appropriate responses are provided to shareholders in a timely manner. We believe that these informal communication efforts have proven effective, and obviate the need for any formal process.

Although we do not have a formal policy, members of the Board are invited to attend annual meetings of our shareholders. All of our directors attended our 2014 annual meeting of shareholders.

Certain Relationships and Related Transactions

Transactions with Related Persons. We have not entered into any transactions with related persons since the beginning of fiscal year 2013 and we are not currently considering any proposed transactions with related persons.

Review, Approval or Ratification of Transactions with Related Persons. We have not adopted any formal procedures for the review or ratification, or standards for approval, of related-party transactions but instead review such transactions on a case-by-case basis.

Interest of Certain Persons in Matters to be Acted Upon

Other than the election of directors, none of our directors, nominees for director, executive officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

The purpose of our compensation program is to attract and retain talented and dedicated professionals to manage and execute our strategic plans and tactical operations.

The goal of our Named Executive Officer compensation program is the same as our goal for operating our business - to create long-term value for our shareholders. Toward this goal, we have designed and implemented our compensation programs for our Named Executive Officers to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareholders and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, and 401(k) matching retirement benefits. In deciding on the type and amount of compensation for each Named Executive Officer, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each Named Executive Officer in a manner we believe optimizes the Named Executive Officer’s contribution to the Company.

Determining Compensation

We rely on Board judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance shareholder value.

The compensation of our Chief Executive Officer is determined by the Compensation Committee. The salaries of all other officers are determined by the CEO and the Compensation Committee together. Option grants for all officers other than our CEO are recommended by the CEO and the Company’s Chief Financial Officer (“CFO”) and approved by the Compensation Committee. The Company has not retained a compensation consultant to date.

Employment and Other Compensation Agreements

CEO Employment Agreement

In July 2011, we entered into an employment agreement with Mr. Woltosz for his services as our President and Chief Executive Officer, which was effective from September 1, 2011 through August 31, 2013. This agreement provided for an annual base salary of $300,000, an annual performance bonus of up to 10% of his annual base salary, and the grant of option each year during the term to purchase 50 shares of the Company’s common stock for each $1,000 of net income before taxes that the Company earns at the end of each fiscal year (up to a maximum of 120,000 shares over the term of the agreement).

In August 2013, we entered into another employment agreement with Mr. Woltosz for his services as our President and Chief Executive Officer, which was effective from September 1, 2013 through August 31, 2014. This agreement provided for an annual base salary of $300,000, an annual performance bonus of up 5% of the Company’s net income before taxes of the previous fiscal year, not to exceed $60,000, and the grant of an option to purchase 10 shares of the Company’s common stock for each $1,000 of net income before taxes that the Company earns at the end of each fiscal year (up to a maximum of 20,000 shares over the term of the agreement) with an exercise price equal to 10% over the market value per share as of the date of grant.

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In August 2014, we entered into another employment agreement with Mr. Woltosz for his services as our Chief Executive Officer, which was effective September 1, 2014 and continues until August 31, 2015. Under the terms of this employment agreement, Mr. Woltosz is required to devote a minimum of 60% of his productive time to performing the duties as our Chief Executive Officer. The agreement provides for annual base salary of $180,000, an annual performance bonus of up 5% of the Company’s net income before taxes of the previous fiscal year, not to exceed $36,000, and the grant of an option to purchase six shares of the Company’s common stock for each $1,000 of net income before taxes that the Company earns at the end of each fiscal year (up to a maximum of 12,000 shares over the term of the agreement) with an exercise price equal to 10% over the market value per share as of the date of grant.

Under his current employment agreement, we agreed to provide Mr. Woltosz, at 60% of our actual costs, with such health insurance and other benefits which are appropriate to his office and position, adequate to the performance of his duties and not inconsistent with that which we customarily provide to our other management employees. We also agreed to reimburse him for customary, ordinary and necessary business expenses incurred in connection with the rendering of services.

The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for cause (as defined in the agreement) and that our only obligation to Mr. Woltosz upon any such termination would be limited to the payment of Mr. Woltosz’ salary and benefits through and until the effective date of any such termination.

Other Executive Officers

Bonuses for all other employees are determined through a calculation of two factors, one for longevity and one for performance, with the greater emphasis on performance. Supervisors provide an evaluation of each employee in five areas: attendance; attitude; productivity; skill level with respect to the position they occupy; and contribution to the Company’s profitability. A scoring system is used and bonuses are awarded based on this system and the total budget for bonuses as determined by the CEO and CFO with the approval of the Board.

The Company provides 401(k) matching up to 4% of employees’ salaries or wages up to the U.S. Internal Revenue Service maximum allowable, regardless of their position within the Company.

There are no other perquisites or other benefits of any kind for any officer or any other employee or director of the Company.

Risk Assessment

The Compensation Committee has determined that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy and do not encourage our executives to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company.

Executive Officers

NAME	AGE	POSITIONS WITH THE COMPANY	OFFICER SINCE
Walter S. Woltosz	68	Chairman and Chief Executive Officer	1996

Thaddeus H. Grasela	47	Director and President	2014

John R. Kneisel	56	Chief Financial Officer of the Company	2013

John A. DiBella	34	Vice President, Marketing and Sales of the Company	2012

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Set forth below is biographical information regarding each of our executive officers, other than Mr. Woltosz and Dr. Grasela. For biographical information regarding Mr. Woltosz and Dr. Grasela, see “PROPOSAL No. 1: ELECTION OF DIRECTORS-Information Concerning Directors” above.

JOHN R. KNEISEL joined the Company in November 2013. Mr. Kneisel worked as the Western Regional Controller of Group 1 Automotive Inc. from August 2004 through October 2009. In November 2009 he started a consulting business providing outsourced financial management services (CFO and Controller) to small to medium sized companies. In October 2010 he became the CFO of Dreamhammer, Inc. where he worked until August 2012. At that time he returned full time to his consulting practice. Mr. Kneisel is a certified public accountant. During his time in public accounting, he served as a general business consultant, assisting in the implementation of operation controls as well as providing assurance services to his clients.

JOHN DIBELLA joined the Company in June 2003 as a Modeling & Simulations Scientist. In 2005, Mr. DiBella moved to the Marketing and Sales Department, and worked as a Field Scientist. Mr. DiBella took over the Marketing and Sales Department and worked as Director until February 2012. He was appointed Vice President of Marketing and Sales of the Company in March 2012.

Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 31, 2014 and 2013, by the Company to or for the benefit of our principal executive officer and our two most highly compensated executive officers other than our principal executive officer, who were serving as executive officers at the end of our last completed fiscal year and our former chief financial officer who would have been one of our two most highly compensated executive officers except that she was not serving as an executive officer at the end of our last completed fiscal year. We refer to these executive officers as our Named Executive Officers.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All other compensation ($)	Total ($)
			(a)	(b)	(c)
Walter S. Woltosz	2014	300,000	30,000	137,264	12,000	479,264
Chief Executive Officer	2013	300,000	30,000	30,221	3,000	363,221

John R. Kneisel (d)	2014	120,292	637	48,132	0	169,061
Chief Financial Officer	2013	0	0	0	0	0

Momoko A. Beran (e)	2014	71,919	17,330	48,132	46,631	184,012
Former Chief Financial Officer	2013	184,770	19,128	0	8,156	212,053

John DiBella	2014	169,070	15,601	132,232	7,387	324,290
Vice President of Marketing and Sales	2013	155,875	15,721	0	6,864	178,460

(a)	Amount represents bonus earned during the applicable year.
(b)	Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. See the “Grants of Plan-Based Awards” table below.
(c)	Other than for Ms. Beran, the amount in this column represents the amounts paid by the Company in respect of matching contributions under the Company 401(k) Plan. The amount listed for Ms. Beran consists of accrued vacation pay of $33,662, 401(k) matching of $3,570, and consulting fees of $12,400 for services rendered subsequent to her resignation.
(d)	Mr. Kneisel was appointed as our Chief Financial Officer in November 2013.
(e)	Ms. Beran resigned as our Chief Financial Officer in November 2013.

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Outstanding Equity Awards at Fiscal Year-End 2014

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers at the end of fiscal 2014. Ms. Beran did not hold any equity awards at the end of fiscal 2014.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (a)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Walter Woltosz	0	100,000	0	$5.61	11/27/2018
	56,000	24,000	0	$3.25	12/19/2016
	12,000	0	0	$3.27	11/30/2015
	14,000	6,000	0	$5.06	9/10/2017
Total	82,000	130,000	0

John DiBella	0	50,000	0	$6.85	8/28/2024
	5,000	0	0	$1.00	4/7/2019
	4,500	0	0	$1.11	6/22/2015
	8,000	0	0	$1.13	7/20/2016
	2,000	0	0	$3.02	1/21/2018
Total	19,500	50,000	0

John Kneisel	0	18,200	0	$6.85	8/28/2024
Total	0	18,200	0

Grand Total	101,500	198,200	0

(a)	All options vest as to 20% of the shares subject to the option on each of the first five anniversaries of the grant date and have a 10-year term, except for the options granted to Mr. Woltosz. His options vest on each of the first three anniversaries of the grant date at a rate of 40%, 30%, and 30% of the shares subject to the option, respectively, and have a five-year term.

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Grants of Plan-Based Awards

The following table discloses information about option grants to the Named Executive Officers during the fiscal year ended August 31, 2014. No options were granted to Ms. Beran during the fiscal year ended August 31, 2014.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (b)
Walter Woltosz	11/27/2013	100,000	(a)	$5.61	$137,264
John Kneisel	8/28/2014	18,200		6.85	48,132
John DiBella	8/28/2014	50,000		6.85	132,232
Total		168,200			$317,628

(a)	Per his employment agreement, Mr. Woltosz was granted an option to purchase 100,000 shares of stock.
(b)	The amounts disclosed in this column equal the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 6 to the financial statements included in our 2014 Form 10-K.

Option Exercised and Stock Vested

The following table sets forth information for the Named Executive Officers for the fiscal year ended August 31, 2014, regarding exercises of stock options. There were no stock awards that vested during the fiscal year ended August 31, 2014.

	Option Awards
Name	Number of Shares Acquired on Exercise (a)	Value Realized on Exercise
Walter Woltosz	0	$0.00
John Kneisel	0	$0.00
John DiBella	0	$0.00
Momoko Beran	70,717	$368,440
Total	70,717	$368,440

(a) The value realized represents the difference between the aggregate closing price of the shares on the date of exercise less the aggregate exercise price paid.

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Equity Compensation Plan Information

The following table provides information as of August 31, 2014 regarding our equity compensation plans.

Equity Compensation Plan Information (1)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	855,100	$ 2.02	834,200
Equity compensation plans not approved by security holders	0	0	0
Total	855,100		834,200

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HOUSEHOLDING INFORMATION

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

We have adopted householding for our shareholders who share an address. If you reside at the same address as another shareholder of the Company, and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or call (661) 723-7723. Upon your request, we will promptly deliver a separate copy to you.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly.

Any shareholders who share the same address and currently receive multiple copies of our proxy statements and annual reports, as applicable, and who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company at the contact information listed above, to request information about householding.

SHAREHOLDER COMMUNICATIONS

Shareholders are encouraged to contact the Company with any requests for information or to communicate with the Board via telephone, mail, or through our web site investor information request form at: http://www.simulations-plus.com/InvestorForm.aspx or through the general information request page: http://www.simulations-plus.com/contact.aspx.

SHAREHOLDER PROPOSALS

Under certain circumstances, our shareholders are entitled to present proposals at shareholder meetings. Shareholders of the Company who intend to submit proposals, including proposals for director nominees, to the Company’s shareholders at the 2016 Annual Meeting of Shareholders must submit such proposals to the Company no later than September 5, 2015, which is 120 calendar days before the date this Proxy Statement is released to shareholders, unless the date of the 2015 Annual Meeting of the Shareholders has been changed by more than 30 days from the corresponding month and day of the 2015 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our proxy materials in order for them to be included in our proxy materials for such meeting. Proposals received by the Company after such date will be considered untimely. Shareholder proposals should be directed to the attention of the Corporate Secretary of the Company, Virginia Woltosz, at 42505 10th Street West, Lancaster, California 93534. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

Shareholders who intend to submit proposals to the Company’s shareholders at the 2016 Annual Meeting of Shareholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the Company’s shareholders, give notice of such to the management of the Company by November 19, 2015, which is 45 calendar days before the date this Proxy Statement is released to shareholders, unless the corresponding date of the 2015 Annual Meeting of the Shareholders has been changed by more than 30 days from the month and day of the 2014 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our Proxy materials. The persons named as proxies for the 2015 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal not included in the Company’s proxy materials for the meeting, unless the Company receives notice of the proposal within such forty-five (45)-day period. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than those described above. However, if any other matters properly come before the Meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board.

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PROXY

This proxy is solicited by the Board of Directors of Simulations Plus, Inc. for use at the Annual Meeting of Shareholders to be held on February 24, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 24, 2015. This notice of meeting, the accompanying proxy statement and our annual report to shareholders, which includes our Annual Report on Form 10-K for the year ended Aug. 31, 2014, are available at www.proxyvote.com.

The undersigned hereby appoints Walter S. Woltosz and John Kneisel, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California corporation, held of record by the undersigned on December 31, 2014, at the Annual Meeting of the Shareholders to be held at 42505 10th Street West, Lancaster, California at 2:00 p.m. Pacific Standard Time on February 24, 2015, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted “FOR” each of the director nominees listed below and “FOR” Proposal 2, and in the discretion of the proxy as to such other matters as may properly come before the meeting.

☒   Please mark the votes as in this example.

The Board of Directors recommends a vote for Proposals 1 and 2.

1. Election of Directors

Nominees: Walter S. Woltosz, Dr. Thaddeus H. Grasela, Dr. David Z. D’Argenio, Dr. John K Paglia, and Dr. David Ralph.

FOR  ☐         WITHHELD  ☐

FOR all nominees except   ☐ ________________________

2. Ratification of selection of Rose, Snyder, and Jacobs CPA’s as the Independent Registered Public Accounting Firm

FOR   ☐       AGAINST  ☐       ABSTAIN  ☐

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.

Date:

Signature:

Signature if held jointly

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